UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2026

VIPER ENERGY, INC.

(Exact name of registrant as specified in its charter)

DE	001-42807	39-2596878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Texas Ave.
Suite 100
Midland, TX		79701
(Address of principal executive offices)		(Zip Code)

(432) 221-7400

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000001 Par Value	VNOM	The Nasdaq Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 3.02. Unregistered Sales of Equity Securities.

On November 5, 2026 (the “Plan Effective Date”), Viper Energy, Inc. (“we,” “us” or “our”) and VNOM Holding Company LLC, a Delaware limited liability company and our consolidated subsidiary (the “Operating Company”), jointly adopted a distribution reinvestment plan (the “OpCo DRIP”). Under the OpCo DRIP, holders of units representing limited liability company interests in the Operating Company (“OpCo Units”), other than us and our subsidiaries, may elect to reinvest their cash distributions from the Operating Company in additional, newly issued OpCo Units. For each OpCo Unit issued under the OpCo DRIP, we will also issue to the participating holder an equal number of shares of our Class B common stock, par value $0.000001 per share (“Class B Common Stock”), or, for a holder of an option to acquire Class B Common Stock, increase the number of shares subject to that option. The number of OpCo Units issued will equal the amount of the reinvested distribution divided by the average of the closing prices of our Class A common stock, par value $0.000001 per share (“Class A Common Stock”), on the Nasdaq Global Select Market for the five consecutive trading days immediately preceding the distribution payment date. The aggregate number of OpCo Units that may be issued under the OpCo DRIP is capped at 72,178,273 OpCo Units, representing approximately 19.99% of our Class A Common Stock and Class B Common Stock outstanding on the Plan Effective Date. One OpCo Unit and one share of Class B Common Stock, together, are exchangeable for one share of Class A Common Stock. Diamondback Energy, Inc. and its affiliates that hold OpCo Units (including Endeavor Energy Resources, L.P. and Diamondback E&P LLC) and certain other OpCo Unit holders have elected to participate in the OpCo DRIP, and additional holders may do so in the future.

The securities subject to the OpCo DRIP will be issued only to eligible holders in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, as transactions by an issuer not involving any public offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER ENERGY, INC.

Date:	November 10, 2026
		By:	/s/ Teresa L. Dick
		Name:	Teresa L. Dick
		Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary